Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2024

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Fourth quarter 2024

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	As of
	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023
Assets:
Cash and cash equivalents	$432,151	$530,865	$400,059	$546,363	$316,567
Investment securities, net of allowance for credit losses	595,626	478,064	557,459	664,294	667,874
Loans held for sale	32,387	34,407	41,904	100,060	27,235
Loans	5,439,466	5,296,917	5,264,270	5,224,292	5,239,861
Allowance for credit losses	(91,978)	(82,158)	(80,687)	(108,702)	(82,130)
Loans, net	5,347,488	5,214,759	5,183,583	5,115,590	5,157,731
Federal Home Loan Bank stock, at cost	24,478	23,981	23,840	43,729	23,770
Premises and equipment, net	32,309	33,007	33,224	33,557	33,411
Right-of-use assets	36,182	35,897	31,720	33,210	34,691
Goodwill	40,516	40,516	40,516	40,516	40,516
Other real estate owned ("OREO")	1,160	1,212	1,265	1,486	1,370
Bank owned life insurance ("BOLI")	107,125	106,288	105,462	104,670	103,916
Other assets and accrued interest receivable	197,245	193,474	197,542	192,117	187,810
Total assets	$6,846,667	$6,692,470	$6,616,574	$6,875,592	$6,594,891

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$1,207,764	$1,260,086	$1,279,390	$1,359,516	$1,676,998
Interest-bearing	4,002,782	3,841,610	3,789,657	4,061,133	3,376,165
Total deposits	5,210,546	5,101,696	5,069,047	5,420,649	5,053,163

Securities sold under agreements to
repurchase ("SSUAR") and other short-term borrowings	103,318	79,383	72,598	84,522	97,618
Operating lease liabilities	37,121	36,797	32,602	34,076	35,539
Federal Home Loan Bank advances	395,000	370,000	370,000	270,000	380,000
Other liabilities and accrued interest payable	108,653	124,889	116,904	130,762	115,815
Total liabilities	5,854,638	5,712,765	5,661,151	5,940,009	5,682,135

Stockholders' equity	992,029	979,705	955,423	935,583	912,756
Total liabilities and stockholders' equity	$6,846,667	$6,692,470	$6,616,574	$6,875,592	$6,594,891

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Fourth quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Average Balance Sheet Data
	Three Months Ended					Years Ended
	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Dec. 31, 2024	Dec. 31, 2023
Assets:

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$583,672	$457,797	$393,095	$454,426	$201,206	$472,512	$183,647
Investment securities, including FHLB stock	594,567	593,449	670,114	732,678	769,016	647,409	772,104
Loans, including loans held for sale	5,313,234	5,261,173	5,262,719	5,454,344	5,111,263	5,322,672	4,923,215
Total interest-earning assets	6,491,473	6,312,419	6,325,928	6,641,448	6,081,485	6,442,593	5,878,966

Allowance for credit losses	(82,301)	(81,567)	(108,194)	(96,446)	(75,747)	(92,071)	(82,230)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	93,927	82,969	102,712	280,618	101,119	139,775	150,785
Premises and equipment, net	32,933	33,319	33,452	33,889	33,940	33,397	33,544
Bank owned life insurance	106,814	105,974	105,128	104,305	103,557	105,560	102,750
Other assets	257,780	258,704	247,858	255,758	231,207	255,041	212,228

Total assets	$6,900,626	$6,711,818	$6,706,884	$7,219,572	$6,475,561	$6,884,295	$6,296,043

Liabilities and Stockholders' Equity:

Interest-bearing liabilities:
Interest-bearing deposits	$3,921,291	$3,820,078	$3,848,238	$4,004,846	$3,210,495	$3,898,460	$2,924,691
SSUARs and other short-term borrowings	142,007	73,660	88,326	102,592	141,861	101,680	134,632
Federal Home Loan Bank advances	370,780	387,989	305,604	536,209	357,321	400,032	325,678
Total interest-bearing liabilities	4,434,078	4,281,727	4,242,168	4,643,647	3,709,677	4,400,172	3,385,001

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,328,885	1,313,207	1,366,862	1,490,048	1,715,408	1,374,457	1,880,471
Other liabilities	140,228	140,761	144,108	152,835	144,194	144,461	135,882
Stockholders' equity	997,435	976,123	953,746	933,042	906,282	965,205	894,689

Total liabilities and stockholders’ equity	$6,900,626	$6,711,818	$6,706,884	$7,219,572	$6,475,561	$6,884,295	$6,296,043

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Fourth quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Total Company Average Balance Sheet and Interest Rates

	Three Months Ended December 31, 2024			Three Months Ended December 31, 2023
	Average		Average	Average		Average
(dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$583,672	$7,051	4.81%	$201,206	$2,765	5.45%
Investment securities, including FHLB stock (a)	594,567	4,716	3.16	769,016	5,856	3.02
RCS LOC products (b)	46,447	12,569	107.66	40,539	10,514	102.90
Other RPG loans (c) (f)	144,707	4,500	12.37	120,849	2,116	6.95
Outstanding Warehouse lines of credit (d) (f)	552,856	10,333	7.44	370,169	7,301	7.83
All other Core Bank loans (e) (f)	4,569,224	63,939	5.57	4,560,572	61,138	5.32

Total interest-earning assets	6,491,473	103,108	6.32	6,081,485	90,785	5.92

Allowance for credit losses	(82,301)			(75,747)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	93,927			101,119
Premises and equipment, net	32,933			33,940
Bank owned life insurance	106,814			103,557
Other assets (a)	257,780			231,207
Total assets	$6,900,626			$6,475,561

LIABILITIES AND STOCKHOLDERS’ EQUITY

Interest-bearing liabilities:
Transaction accounts	$1,726,893	$4,358	1.00%	$1,412,405	$3,576	1.00%
Money market accounts	1,320,103	10,286	3.10	1,003,713	7,914	3.13
Time deposits	397,671	3,988	3.99	350,535	3,215	3.64
Reciprocal money market and time deposits	336,110	3,110	3.68	300,468	3,063	4.04
Brokered deposits	140,514	1,783	5.05	143,374	1,955	5.41

Total interest-bearing deposits	3,921,291	23,525	2.39	3,210,495	19,723	2.44

SSUARs and other short-term borrowings	142,007	143	0.40	141,861	123	0.34
Federal Home Loan Bank advances and other long-term borrowings	370,780	4,046	4.34	357,321	4,157	4.62

Total interest-bearing liabilities	4,434,078	27,714	2.49	3,709,677	24,003	2.57

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,328,885			1,715,408
Other liabilities	140,228			144,194
Stockholders’ equity	997,435			906,282
Total liabilities and stockholders’ equity	$6,900,626			$6,475,561

Net interest income		$75,394			$66,782

Net interest spread			3.83%			3.35%

Net interest margin			4.62%			4.36%

(a)	For the purpose of this calculation, the fair market value adjustment on debt securities is included as a component of other assets.
(b)	Interest income for Refund Advances and RCS line-of-credit products is composed entirely of loan fees.
(c)	Interest income includes loan fees of $0 for both the three months ended December 31, 2024 and 2023.
(d)	Interest income includes loan fees of $308,000 and $235,000 for the three months ended December 31, 2024 and 2023.
(e)	Interest income includes loan fees of $1.2 million and $1.5 million for the three months ended December 31, 2024 and 2023.
(f)	Average balances for loans include the principal balance of nonaccrual loans and loans held for sale, and are inclusive of all loan premiums, discounts, fees and costs.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Fourth quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended					Years Ended
	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Dec. 31, 2024	Dec. 31, 2023

Total interest income (1)	$103,108	$101,546	$97,700	$130,632	$90,785	$432,986	$356,063
Total interest expense	27,714	30,241	29,164	33,713	24,003	120,832	67,285
Net interest income	75,394	71,305	68,536	96,919	66,782	312,154	288,778

Provision (2)	12,951	5,660	5,143	30,622	10,989	54,376	47,624

Noninterest income:
Service charges on deposit accounts	3,654	3,693	3,526	3,313	3,470	14,186	13,855
Net refund transfer fees	143	582	3,811	10,820	220	15,356	15,748
Mortgage banking income (3)	1,454	2,062	1,612	310	983	5,438	3,542
Interchange fee income	3,173	3,286	3,351	3,157	3,305	12,967	13,057
Program fees (3)	4,279	4,962	4,398	4,179	4,561	17,818	15,582
Increase in cash surrender value of BOLI	836	826	792	754	705	3,208	2,719
Death benefits in excess of cash surrender value of life insurance	—	—	—	—	—	—	1,728
Net losses on OREO	(52)	(53)	(48)	(53)	(53)	(206)	(211)
Other*	631	1,455	904	893	1,589	3,883	5,437
Total noninterest income*	14,118	16,813	18,346	23,373	14,780	72,650	71,457

Noninterest expense:
Salaries and employee benefits	30,999	28,792	29,143	29,716	26,397	118,650	115,869
Technology, equipment, and communication	8,316	7,544	7,340	7,490	7,648	30,690	29,107
Occupancy	3,401	3,224	3,409	3,822	3,467	13,856	13,967
Marketing and development	2,827	1,983	2,705	1,924	2,304	9,439	8,446
FDIC insurance expense	728	764	748	772	690	3,012	2,728
Interchange related expense	1,595	1,540	1,412	1,298	1,536	5,845	5,965
Legal and professional fees	794	870	770	1,055	511	3,489	3,204
Merger expense	—	—	—	41	92	41	2,160
Other (2)*	4,851	3,892	4,107	4,853	4,409	17,703	17,952
Total noninterest expense*	53,511	48,609	49,634	50,971	47,054	202,725	199,398

Income before income tax expense	23,050	33,849	32,105	38,699	23,519	127,703	113,213
Income tax expense	4,034	7,306	6,899	8,093	3,860	26,332	22,839

Net income	$19,016	$26,543	$25,206	$30,606	$19,659	$101,371	$90,374

(*) For the three months ended September 30, 2023 management has reclassified certain items between noninterest income and noninterest expense.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Fourth quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios
	As of and for the Three Months Ended					As of and for the Years Ended
	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Dec. 31, 2024	Dec. 31, 2023
Per Share Data:

Basic weighted average shares outstanding	19,672	19,654	19,633	19,607	19,586	19,650	19,792
Diluted weighted average shares outstanding	19,778	19,735	19,714	19,694	19,673	19,736	19,853

Period-end shares outstanding:
Class A Common Stock	17,298	17,293	17,275	17,260	17,203	17,298	17,203
Class B Common Stock	2,150	2,150	2,150	2,151	2,155	2,150	2,155

Book value per share (4)	$51.01	$50.39	$49.19	$48.20	$47.15	$51.01	$47.15
Tangible book value per share (4)	48.47	47.84	46.62	45.63	44.55	48.47	44.55

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$0.99	$1.37	$1.31	$1.59	$1.01	$5.24	$4.64
Basic EPS - Class B Common Stock	0.89	1.25	1.18	1.44	0.93	4.76	4.21
Diluted EPS - Class A Common Stock	0.98	1.37	1.30	1.58	1.01	5.21	4.62
Diluted EPS - Class B Common Stock	0.89	1.24	1.18	1.43	0.92	4.74	4.20

Cash dividends declared per Common share:
Class A Common Stock	$0.407	$0.407	$0.407	$0.407	$0.374	$1.628	$1.496
Class B Common Stock	0.370	0.370	0.370	0.370	0.340	1.480	1.360

Performance Ratios:

Return on average assets	1.10%	1.58%	1.50%	1.70%	1.21%	1.47%	1.44%
Return on average equity	7.63	10.88	10.57	13.12	8.68	10.50	10.10
Efficiency ratio (5)	60	55	57	42	58	53	55
Yield on average interest-earning assets (1)	6.32	6.40	6.21	7.91	5.92	6.72	6.06
Cost of average interest-bearing liabilities	2.49	2.81	2.77	2.92	2.57	2.75	1.99
Cost of average deposits (6)	1.79	2.01	1.98	1.97	1.60	1.94	1.07
Net interest spread (1)	3.83	3.59	3.44	4.99	3.35	3.97	4.07
Net interest margin - Total Company (1)	4.62	4.49	4.36	5.87	4.36	4.85	4.91
Net interest margin - Core Bank	3.64	3.53	3.46	3.30	3.40	3.48	3.61

Other Information:

End of period FTEs (7) - Total Company	989	992	999	1,011	1,019	989	1,019
End of period FTEs - Core Bank	933	935	943	952	962	933	962
Number of full-service banking centers	47	47	47	47	47	47	47

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Fourth quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Loan Composition and Allowance for Credit Losses on Loans
	As of
	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023
Loan Composition

Traditional Banking:
Residential real estate:
Owner occupied	$1,032,459	$1,046,385	$1,058,139	$1,064,071	$1,144,684
Nonowner occupied	318,096	326,273	331,954	342,481	345,965
Commercial real estate	1,813,177	1,813,303	1,821,798	1,800,801	1,785,289
Construction & land development	244,121	247,730	239,615	237,998	217,338
Commercial & industrial	460,245	437,911	452,815	453,971	464,078
Lease financing receivables	93,304	89,653	88,529	88,272	88,591
Aircraft	226,179	235,327	240,275	246,060	250,051
Home equity	353,441	341,204	325,086	309,083	295,133
Consumer:
Credit cards	16,464	16,762	16,547	16,858	16,654
Overdrafts	982	827	746	629	694
Automobile loans	1,156	1,340	1,599	2,054	2,664
Other consumer	9,555	10,181	12,064	11,372	7,428
Total Traditional Banking	4,569,179	4,566,896	4,589,167	4,573,650	4,618,569
Warehouse lines of credit	550,760	595,163	549,011	463,249	339,723
Total Core Banking	5,119,939	5,162,059	5,138,178	5,036,899	4,958,292

Republic Processing Group:
Tax Refund Solutions:
Refund Advances	138,614	—	—	52,101	103,115
Other TRS commercial & industrial loans	52,180	302	92	5,396	46,092
Republic Credit Solutions	128,733	134,556	126,000	129,896	132,362
Total Republic Processing Group	319,527	134,858	126,092	187,393	281,569

Total loans - Total Company	$5,439,466	$5,296,917	$5,264,270	$5,224,292	$5,239,861

Allowance for Credit Losses on Loans ("Allowance")

Traditional Banking	$59,756	$59,549	$59,865	$59,176	$58,998
Warehouse Lending	1,374	1,486	1,370	1,156	847
Total Core Banking	61,130	61,035	61,235	60,332	59,845

Tax Refund Solutions	9,861	1	—	30,069	3,990
Republic Credit Solutions	20,987	21,122	19,452	18,301	18,295
Total Republic Processing Group	30,848	21,123	19,452	48,370	22,285

Total Allowance - Total Company	$91,978	$82,158	$80,687	$108,702	$82,130

Allowance to Total Loans

Traditional Banking	1.31%	1.30%	1.30%	1.29%	1.28%
Warehouse Lending	0.25	0.25	0.25	0.25	0.25
Total Core Banking	1.19	1.18	1.19	1.20	1.21

Tax Refund Solutions	5.17	0.33	—	52.30	2.67
Republic Credit Solutions	16.30	15.70	15.44	14.09	13.82
Total Republic Processing Group	9.65	15.66	15.43	25.81	7.91

Total Company	1.69	1.55	1.53	2.08	1.57

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Fourth quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended					As of and for the Years Ended
	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Dec. 31, 2024	Dec. 31, 2023
Credit Quality Asset Balances and Net Charge-off ("NCO") Data:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$22,619	$19,381	$19,910	$19,258	$19,150	$22,619	$19,150
Loans past due 90-days-or-more and still on accrual	141	164	631	2,116	1,468	141	1,468
Total nonperforming loans	22,760	19,545	20,541	21,374	20,618	22,760	20,618
OREO	1,160	1,212	1,265	1,486	1,370	1,160	1,370
Total nonperforming assets	$23,920	$20,757	$21,806	$22,860	$21,988	$23,920	$21,988

Nonperforming Assets - Core Bank:
Loans on nonaccrual status	$22,619	$19,381	$19,910	$19,258	$19,150	$22,619	$19,150
Loans past due 90-days-or-more and still on accrual	—	—	—	—	—	—	—
Total nonperforming loans	22,619	19,381	19,910	19,258	19,150	22,619	19,150
OREO	1,160	1,212	1,265	1,486	1,370	1,160	1,370
Total nonperforming assets	$23,779	$20,593	$21,175	$20,744	$20,520	$23,779	$20,520

Delinquent Loans:
Delinquent loans - Core Bank	$10,185	$10,048	$9,313	$7,796	$8,176	$10,185	$8,176
RPG	10,304	10,902	9,970	13,616	13,916	10,304	13,916
Total delinquent loans - Total Company	$20,489	$20,950	$19,283	$21,412	$22,092	$20,489	$22,092

NCOs (Recoveries) by Segment:
Traditional Bank	$277	$1,804	$232	$180	$220	$2,493	$625
Warehouse Lending loans	—	—	—	—	—	—	—
Core Bank loans	277	1,804	232	180	220	2,493	625
Tax Refund Solutions	(2,159)	(2,311)	28,887	(305)	(1,052)	24,112	22,457
Republic Credit Solutions	5,018	4,695	4,045	4,175	4,267	17,933	13,041
RPG	2,859	2,384	32,932	3,870	3,215	42,045	35,498
Total NCOs (recoveries) - Total Company	$3,136	$4,188	$33,164	$4,050	$3,435	$44,538	$36,123

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.42%	0.37%	0.39%	0.41%	0.39%	0.42%	0.39%
Nonperforming assets to total loans (including OREO)	0.44	0.39	0.41	0.44	0.42	0.44	0.42
Nonperforming assets to total assets	0.35	0.31	0.33	0.33	0.33	0.35	0.33
Allowance for credit losses to total loans	1.69	1.55	1.53	2.08	1.57	1.69	1.57
Allowance for credit losses to nonperforming loans	404	420	393	509	398	404	398
Delinquent loans to total loans (9)	0.38	0.40	0.37	0.41	0.42	0.38	0.42
NCOs (recoveries) to average loans (annualized)	0.24	0.32	2.52	0.30	0.27	0.84	0.73

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.44%	0.38%	0.39%	0.38%	0.39%	0.44%	0.39%
Nonperforming assets to total loans (including OREO)	0.46	0.40	0.41	0.41	0.41	0.46	0.41
Nonperforming assets to total assets	0.39	0.33	0.35	0.33	0.35	0.39	0.35
Allowance for credit losses to total loans	1.19	1.18	1.19	1.20	1.21	1.19	1.21
Allowance for credit losses to nonperforming loans	270	315	308	313	313	270	313
Delinquent loans to total loans	0.20	0.19	0.18	0.15	0.16	0.20	0.16
Annualized NCOs (recoveries) to average loans	0.02	0.14	0.02	0.01	0.02	0.05	0.01

TRS Refund Advances ("RAs and ERAs")

RAs and ERAs originated	$138,614	$—	$—	$771,091	$103,115	$909,705	$840,162
Net (credit) charge to the Provision for RAs and ERAs	7,637	(2,311)	(1,158)	25,718	2,877	29,886	22,492
RAs and ERAs NCOs (recoveries)	(2,156)	(2,311)	28,764	(275)	(1,052)	24,022	22,360

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Fourth quarter 2024 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar.

As of December 31, 2024, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending (“Warehouse”), Tax Refund Solutions (“TRS”), Republic Payment Solutions (“RPS”), and Republic Credit Solutions (“RCS”). Management considers the first two segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last three segments collectively constitute Republic Processing Group (“RPG”) operations.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking

Provides traditional banking products to clients in its market footprint primarily via its network of banking centers and to clients outside of its market footprint primarily via its digital delivery channels.

Loans, investments, and deposits

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the United States.	Mortgage warehouse lines of credit

Republic Processing Group:

Tax Refund Solutions

TRS offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. TRS products are primarily provided to clients outside of the Bank’s market footprint.

Loans and refund transfers

Republic Payment Solutions	RPS offers general-purpose reloadable cards. RPS products are primarily provided to clients outside of the Bank’s market footprint.	Prepaid cards

Republic Credit Solutions

Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.

Unsecured, consumer loans

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s 2023 Annual Report on Form 10-K. Republic evaluates segment performance using operating income. The Company allocates goodwill to the Traditional Banking segment. Republic generally allocates income taxes based on income before income tax expense unless reasonable and specific segment allocations can be made. The Company makes transactions among reportable segments at carrying value.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Fourth quarter 2024 (continued)

Segment information for the quarters and years ended December 31, 2024 and 2023 follows:

	Three Months Ended December 31, 2024
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$53,942	$3,718	$57,660	$2,247	$2,590	$12,897	$17,734	$75,394

Provision for expected credit loss expense	479	(112)	367	7,701	—	4,883	12,584	12,951

Net refund transfer fees	—	—	—	143	—	—	143	143
Mortgage banking income	1,454	—	1,454	—	—	—	—	1,454
Program fees	—	—	—	—	802	3,477	4,279	4,279
Other noninterest income	8,204	20	8,224	15	2	1	18	8,242
Total noninterest income	9,658	20	9,678	158	804	3,478	4,440	14,118

Total noninterest expense	44,926	917	45,843	2,818	1,182	3,668	7,668	53,511

Income (loss) before income tax expense	18,195	2,933	21,128	(8,114)	2,212	7,824	1,922	23,050
Income tax expense (benefit)	2,889	661	3,550	(1,729)	497	1,716	484	4,034

Net income (loss)	$15,306	$2,272	$17,578	$(6,385)	$1,715	$6,108	$1,438	$19,016

Period-end assets	$5,608,110	$551,747	$6,159,857	$217,662	$335,369	$133,779	$686,810	$6,846,667

Net interest margin	3.73%	2.68%	3.64%	NM	4.39%	NM	NM	4.62%

Net-revenue concentration*	71%	4%	75%	3%	4%	18%	25%	100%

	Three Months Ended December 31, 2023
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$48,394	$2,251	$50,645	$779	$4,207	$11,151	$16,137	$66,782

Provision for expected credit loss expense	2,287	(296)	1,991	2,937	—	6,061	8,998	10,989

Net refund transfer fees	—	—	—	220	—	—	220	220
Mortgage banking income	983	—	983	—	—	—	—	983
Program fees	—	—	—	—	687	3,874	4,561	4,561
Other noninterest income	8,842	11	8,853	27	146	(10)	163	9,016
Total noninterest income	9,825	11	9,836	247	833	3,864	4,944	14,780

Total noninterest expense	38,739	931	39,670	2,851	987	3,546	7,384	47,054

Income before income tax expense	17,193	1,627	18,820	(4,762)	4,053	5,408	4,699	23,519
Income tax expense	2,647	364	3,011	(1,205)	880	1,174	849	3,860

Net income	$14,546	$1,263	$15,809	$(3,557)	$3,173	$4,234	$3,850	$19,659

Period-end assets	$5,519,632	$340,224	$5,859,856	$228,738	$366,117	$140,180	$735,035	$6,594,891

Net interest margin	3.47%	2.41%	3.40%	NM	5.10%	NM	NM	4.36%

Net-revenue concentration*	72%	3%	75%	1%	6%	18%	25%	100%

	Year Ended December 31, 2024
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$203,139	$12,469	$215,608	$34,420	$11,811	$50,315	$96,546	$312,154

Provision for expected credit loss expense	3,241	527	3,768	29,983	—	20,625	50,608	54,376

Net refund transfer fees	—	—	—	15,356	—	—	15,356	15,356
Mortgage banking income	5,438	—	5,438	—	—	—	—	5,438
Program fees	—	—	—	—	3,121	14,697	17,818	17,818
Other noninterest income	33,641	62	33,703	180	151	4	335	34,038
Total noninterest income	39,079	62	39,141	15,536	3,272	14,701	33,509	72,650

Total noninterest expense	169,298	3,611	172,909	11,605	4,101	14,110	29,816	202,725

Income (loss) before income tax expense	69,679	8,393	78,072	8,368	10,982	30,281	49,631	127,703
Income tax expense (benefit)	13,306	1,892	15,198	1,970	2,427	6,737	11,134	26,332

Net income (loss)	$56,373	$6,501	$62,874	$6,398	$8,555	$23,544	$38,497	$101,371

Period-end assets	$5,608,110	$551,747	$6,159,857	$217,662	$335,369	$133,779	$686,810	$6,846,667

Net interest margin	3.55%	2.65%	3.48%	NM	4.85%	NM	NM	4.85%

Net-revenue concentration*	63%	3%	66%	13%	4%	17%	34%	100%

	Year Ended December 31, 2023
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$194,798	$9,447	$204,245	$29,557	$15,729	$39,247	$84,533	$288,778

Provision for expected credit loss expense	8,698	(162)	8,536	22,559	—	16,529	39,088	47,624

Net refund transfer fees	—	—	—	15,748	—	—	15,748	15,748
Mortgage banking income	3,542	—	3,542	—	—	—	—	3,542
Program fees	—	—	—	—	2,827	12,755	15,582	15,582
Death benefits in excess of cash surrender value of life insurance	1,728	—	1,728	—	—	—	—	1,728
Other noninterest income	34,231	44	34,275	341	158	83	582	34,857
Total noninterest income	39,501	44	39,545	16,089	2,985	12,838	31,912	71,457

Total noninterest expense	168,120	3,547	171,667	12,035	3,710	11,986	27,731	199,398

Income before income tax expense	57,481	6,106	63,587	11,052	15,004	23,570	49,626	113,213
Income tax expense	10,766	1,365	12,131	2,196	3,307	5,205	10,708	22,839

Net income	$46,715	$4,741	$51,456	$8,856	$11,697	$18,365	$38,918	$90,374

Period-end assets	$5,519,632	$340,224	$5,859,856	$228,738	$366,117	$140,180	$735,035	$6,594,891

Net interest margin	3.70%	2.38%	3.61%	NM	4.59%	NM	NM	4.91%

Net-revenue concentration*	65%	3%	68%	13%	5%	14%	32%	100%

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Fourth quarter 2024 (continued)

Footnotes:

(1)	The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest margin, and net interest spread. The following table presents the Company’s loan fees by segment:

	Three Months Ended					Years Ended
(dollars in thousands)	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Dec. 31, 2024	Dec. 31, 2023

Traditional Banking	$1,161	$1,518	$1,281	$1,366	$1,400	$5,326	$5,357
Warehouse Lending	308	392	322	263	235	1,285	1,031
Total Core Bank	1,469	1,910	1,603	1,629	1,635	6,611	6,388
TRS	2,605	42	756	35,871	1,096	39,274	33,529
RCS	12,569	12,935	11,272	11,372	10,514	48,148	36,655
Total RPG	15,174	12,977	12,028	47,243	11,610	87,422	81,677

Total loan fees - Total Company	$16,643	$14,887	$13,631	$48,872	$13,245	$94,033	$88,065

(2)	Provision for expected credit loss expense includes provisions for losses on on-balance sheet loans and investment securities. Provision expense for off-balance sheet credit exposures is a component of “Other” noninterest expense.

(3)	In the ordinary course of business, the Bank originates for sale mortgage loans and consumer loans. Mortgage loans originated for sale are primarily originated and sold into the secondary market through the Bank’s Traditional Banking segment, while consumer loans originated for sale are originated and sold through the RCS segment. Gains on sale of mortgage loans are recorded as a component of Mortgage Banking income. Gains on sale of consumer loans are recorded as a component of Program Fees.

	As of and for the Three Months Ended					As of and for the Years Ended
(dollars in thousands)	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Dec. 31, 2024	Dec. 31, 2023

Mortgage Loans Held for Sale

Balance, beginning of period	$8,526	$9,703	$80,884	$3,227	$2,711	$3,227	$1,302
Originations	50,065	57,142	53,703	27,046	24,050	187,956	53,750
Transferred from held for investment to held for sale	—	—	(2,288)	69,464	—	67,176	—
Proceeds from sales	(51,152)	(59,732)	(123,693)	(18,773)	(24,134)	(253,350)	(53,794)
Fair value adjustment for correspondent loans reclassified to held for sale	—	—	—	(997)	—	(997)	—
Net gain on sale	873	1,413	1,097	917	600	4,300	1,453
Balance, end of period	$8,312	$8,526	$9,703	$80,884	$3,227	$8,312	$2,711

RCS Consumer Loans Held for Sale

Balance, beginning of period	$25,881	$32,201	$19,176	$24,008	$21,972	$24,008	$17,875
Originations	290,881	350,413	402,141	188,347	300,281	1,231,782	756,714
Proceeds from sales	(296,163)	(360,910)	(392,755)	(196,584)	(302,118)	(1,246,412)	(761,497)
Net gain on sale	3,476	4,177	3,639	3,405	3,873	14,697	8,880
Balance, end of period	$24,075	$25,881	$32,201	$19,176	$24,008	$24,075	$21,972

(4)	The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors as a means to evaluate capital adequacy.

	As of
(dollars in thousands, except per share data)	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023

Total stockholders' equity - GAAP (a)	$992,029	$979,705	$955,423	$935,583	$912,756
Less: Goodwill	40,516	40,516	40,516	40,516	40,516
Less: Mortgage servicing rights	6,975	7,052	7,030	7,102	7,411
Less: Core deposit intangible	1,957	2,072	2,187	2,302	2,439
Tangible stockholders' equity - Non-GAAP (c)	$942,581	$930,065	$905,690	$885,663	$862,390

Total assets - GAAP (b)	$6,846,667	$6,692,470	$6,616,574	$6,875,592	$6,594,891
Less: Goodwill	40,516	40,516	40,516	40,516	40,516
Less: Mortgage servicing rights	6,975	7,052	7,030	7,102	7,411
Less: Core deposit intangible	1,957	2,072	2,187	2,302	2,439
Tangible assets - Non-GAAP (d)	$6,797,219	$6,642,830	$6,566,841	$6,825,672	$6,544,525

Total stockholders' equity to total assets - GAAP (a/b)	14.49%	14.64%	14.44%	13.61%	13.84%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	13.87%	14.00%	13.79%	12.98%	13.18%

Number of shares outstanding (e)	19,448	19,443	19,425	19,411	19,358

Book value per share - GAAP (a/e)	$51.01	$50.39	$49.19	$48.20	$47.15
Tangible book value per share - Non-GAAP (c/e)	48.47	47.84	46.62	45.63	44.55

(5)	The efficiency ratio, a non-GAAP measure with no GAAP comparable, equals total noninterest expense divided by the sum of net interest income and noninterest income. The ratio excludes material nonrecurring revenues and expenses related to the CBank merger, the BOLI benefit payment received, as well as net gains (losses) on sales, calls, and impairment of investment securities.

	Three Months Ended					Years Ended
(dollars in thousands)	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Dec. 31, 2024	Dec. 31, 2023

Net interest income - GAAP	$75,394	$71,305	$68,536	$96,919	$66,782	$312,154	$288,778
Noninterest income - GAAP	14,118	16,813	18,346	23,373	14,780	72,650	71,457
Less: BOLI benefit payment received	—	—	—	—	—	—	1,728
Less: Net gain (loss) on securities	—	1	1	—	6	2	12
Total adjusted income - Non-GAAP (a)	$89,512	$88,117	$86,881	$120,292	$81,556	$384,802	$358,495

Noninterest expense - GAAP	$53,511	$48,609	$49,634	$50,971	$47,054	$202,725	$199,398
Less: Expenses related to CBank acquisition	—	—	—	41	92	41	2,160
Adjusted noninterest expense - Non-GAAP (b)	$53,511	$48,609	$49,634	$50,930	$46,962	$202,684	$197,238

Efficiency Ratio - Non-GAAP (b/a)	60%	55%	57%	42%	58%	53%	55%

(6)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(7)	FTEs – Full-time-equivalent employees.

(8)	Quarter (“Q”) to Quarter changes compare the most recent quarter or quarter end to the same quarter or quarter end of a year prior. Year-to-date changes compare the most recent period or period end to the same period or period end of a year prior. Year-to-date changes are expressed as either 3M to 3M (three months), 6M to 6M (six months), 9M to 9M (nine months), or 12M to 12M (twelve months).

(9)	The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by the number of days or the number of payments past due. Delinquent loans as of December 31, 2024, included $0 of Refund Advances (“RA”), which do not have a contractual due date, but the Company considered an RA delinquent in 2024 if it remained unpaid 35 days after the taxpayer’s tax return was submitted to the applicable taxing authority.

NM – Not meaningful

NA – Not applicable

YTD – Year to date

CONTACT:

Republic Bancorp, Inc.

Kevin Sipes

Executive Vice President & Chief Financial Officer

(502) 560-8628